                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2899

                               SCUDDER TARGET FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Target 2013 Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
	6-Month++	1-Year	3-Year	5-Year	10-Year
Scudder Target 2013 Fund	8.93%	11.60%	-.94%	1.35%	5.91%
S&P 500 Index+	15.23%	34.57%	-4.58%	-1.02%	10.90%
Lehman Brothers Government Bond Index++	3.88%	3.46%	6.90%	6.31%	6.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Net Asset Value: 1/31/04	$ 8.92
7/31/03	$ 8.35
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .17

Lipper Rankings - Balanced Target Maturity Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	12	of	50	24
3-Year	19	of	19	95
5-Year	9	of	9	90
10-Year	5	of	5	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Target 2013 Fund [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2013 Fund	Growth of $10,000	$10,602	$9,236	$10,157	$16,863
	Average annual total return	6.02%	-2.62%	.31%	5.36%
S&P 500 Index+	Growth of $10,000	$13,457	$8,687	$9,499	$28,131
	Average annual total return	34.57%	-4.58%	-1.02%	10.90%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,346	$12,216	$13,582	$19,065
	Average annual total return	3.46%	6.90%	6.31%	6.67%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of Scudder Target 2013 Fund for the six-month period ended January 31, 2004.

Q: How would you characterize the market environment during the period?

A: An exceptionally low interest rate environment and the Federal Reserve Board's ability to dispel worry about rising rates propelled the equity markets, which logged strong gains during the period. The stock market, as represented by the Standard & Poor's 500 index (S&P 500), gained 15.23%.1 Small-company stocks remained potent, again outpacing their large-company counterparts. Lesser-quality issues thrived in an environment of speculation. And investors continued to move out of bonds, or "fixed-income" investments, and into stocks, or "equities."

1 The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

With the notable exception of September, economic recovery continued throughout the third quarter of 2003. During that month, the markets suffered a temporary setback due to weaker-than-expected economic data (including higher jobless claims - an indicator of rising unemployment), the Bush administration's increasing budget estimates for the rebuilding of Iraq, and New York State Attorney General Eliot Spitzer's investigation into malfeasance at the New York Stock Exchange and within various mutual fund complexes.

Fourth-quarter performance stabilized as leading economic indicators (those suggesting the direction of the economy) continued to improve. Jobless claims began to moderate, and gross domestic product (generally, the total market value of all goods and services produced in the United States) figures were robust, although somewhat lower than economists had forecasted.

Strong moves in economically sensitive industries, such as technology, helped ring in the New Year. The market reversed in mid-January after the Federal Reserve Board announced that it might raise interest rates sooner than expected.

Q: How did the fund perform?

A: For the six months ended January 31, 2004, Scudder Target 2013 Fund posted a total return of 8.93% (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Please see pages 3 through 4 for more complete performance information. Past performance is no guarantee of future results). This compares with gains of 15.23% by the S&P 500 (the fund's equity benchmark) and 3.88% by the Lehman Brothers Government Bond Index (the fund's bond benchmark) for the same period.2

2 The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns do not reflect fees or expenses. It is not possible to invest directly in an index.

The fund's equity performance benefited from overweight positions - proportionately larger holdings than the benchmark - in the technology and industrials sectors. A comparative underweight in smaller, lower-quality names (those with perceived drawbacks that could affect future earnings growth) that proved to be good performers in the period caused the fund to lag the S&P 500 overall. Consistent with its design, the fund's equity performance accounted for the lion's share of total return, while the fund's fixed-income holdings (bonds) helped mitigate volatility throughout the period.

Q: What were the most important contributors to the fund's performance?

A: The technology and industrials sectors were the strongest performing of the portfolio. Four of the fund's top contributors during the period were technology or industrial stocks: Texas Instruments, Inc., United Technologies Corp., Cisco Systems, Inc. and General Electric Co.

In the fourth quarter of 2002, we increased the fund's overweight in the industrials sector based on the belief that our selections would be helped from a continued economic recovery, with rising margins and accelerating earnings. The fund benefited from this thinking in 2003, as the share prices of holdings including United Technologies Corp., 3M Co., Parker-Hannifin Corp. and Deere & Co. rose on better-than-expected earnings. While valuations in these sectors generally appear to be fair today, their brisk rise during 2003 is reason for caution and careful individual analysis.

Stock selection in the telecommunications sector also aided performance. The fund's position in AT&T Wireless Services, Inc. rallied in January following reports that the company was in discussions to be acquired. The fund trimmed shares of AT&T Wireless Services, Inc., given the recent strength in the stock, and we are monitoring the situation closely.

Q: What detracted from performance?

A: While the stock market rebound in 2003 was broad-based, as we mentioned earlier, the strongest performance came from smaller, lower-quality names. These higher-risk stocks had suffered the deepest declines in previous years. Because our investment discipline and the risk profile of the fund dictate that the fund focus on large-company, higher-quality stocks in general, the fund lacked exposure to these higher-risk stocks and was unable to capture the gains of this top-performing group.

Although the fund benefited from an underweight position versus the benchmark in the consumer staples sector, the absence of tobacco holdings and the poor performance of Avon Products, Inc. detracted from relative performance. Shares of Avon, which had performed strongly up until December of 2003, declined on the belief by some investors that there is a potential for an earnings shortfall in the coming year.

Within the consumer discretionary sector, the fund was overweight in media, which lagged the market fairly significantly. A precipitous decline in television ratings beginning with the fall season and concern about the impact of digital video recorders on advertising spending drove down many media names with exposure to broadcast television. Viacom, Inc., notably, suffered declines.

In the financial sector, robust gains from our overweight position in stocks sensitive to movement in the capital markets, such as Morgan Stanley and Lehman Brothers Holdings, Inc., were not enough to offset the underperformance of some individual holdings versus their peers. For example, Bank of America Corp. dipped significantly after it announced plans to acquire Fleet Boston Financial Corp. at a sizable premium. The bank lost ground to peers, including Fleet Boston - a benchmark holding that the fund did not own - and other regional banks (also not owned by the portfolio) that made strides based on their potential for further mergers. The fund purchased Wachovia Corp., a promising retail bank and brokerage business, and US Bancorp, a large bank with well-diversified businesses that we believe will benefit from an expected uptick in commercial lending in 2004.

Outside of commercial banking, the fund's position in Marsh & McLennan also proved detrimental, when state and federal regulators accused its subsidiary, Putnam Investments, of civil securities fraud. We have since removed it from the portfolio and added to the fund's position in multi-line insurer American International Group, Inc.

Q: Will you describe your stock selection process?

A: We employ a three-step investment process to build a well-diversified portfolio of large-capitalization stocks. First, we use a quantitative screen to sort through a universe of large-cap stocks to find those with attractive valuations: low price-to-earnings, low price-to-cash-flow and other measures, such as the direction of earnings revisions. We compare our quantitative work with the fundamental analysis done by a team of in-house equity analysts. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and, in some cases, make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques to manage the fund's volatility versus the fund's equity benchmark - the S&P 500.

Q: The fund invests primarily in stocks, but also holds a position in zero-coupon bonds. Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value, but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: Do you have any other comments for shareholders?

A: Our portfolio management team remains focused on building a well-diversified portfolio. We continue to employ a blend of quantitative models, fundamental research and rigorous risk analysis to uncover stocks most likely to outperform the broader market.

As always, we thank our shareholders for their commitment to the fund. We look forward to continuing to serve you and to help you accomplish your long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

US Government Backed	68%	68%
Common Stocks	32%	32%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and US Government Backed)	1/31/04	7/31/03

Information Technology	22%	19%
Financials	19%	20%
Health Care	14%	15%
Industrials	13%	13%
Consumer Discretionary	12%	13%
Consumer Staples	8%	9%
Energy	5%	4%
Telecommunication Services	3%	4%
Materials	2%	2%
Utilities	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (10.0% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	1.2%
2. Microsoft Corp. Developer of computer software	1.2%
3. General Electric Co. Industrial conglomerate	1.2%
4. Morgan Stanley Provider of investment banking and brokerage services	1.1%
5. ExxonMobil Corp. Explorer and producer of oil and gas	1.0%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.0%
7. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.9%
8. Cisco Systems, Inc. Developer of computer network products	0.9%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	0.8%
10. Amgen, Inc. Developer of pharmaceuticals	0.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 31.5%
Consumer Discretionary 3.6%
Internet & Catalog Retail 0.2%
InterActiveCorp.*	3,000	97,200
Media 1.8%
Comcast Corp. "A"*	7,000	230,650
Interpublic Group of Companies, Inc.	11,000	181,940
Time Warner, Inc.*	20,500	360,185
Viacom, Inc. "B"	9,230	371,969
		1,144,744
Multiline Retail 0.5%
Kohl's Corp.*	1,700	75,310
Target Corp.	5,700	216,372
		291,682
Specialty Retail 1.1%
Home Depot, Inc.	5,000	177,350
Staples, Inc.*	11,800	313,998
The Gap, Inc.	12,400	230,392
		721,740
Consumer Staples 2.4%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	5,900	299,248
PepsiCo, Inc.	4,200	198,492
		497,740
Food & Drug Retailing 0.7%
Safeway, Inc.*	6,400	144,576
Wal-Mart Stores, Inc.	5,000	269,250
		413,826
Food Products 0.3%
Hershey Foods Corp.	2,500	188,775
Household Products 0.1%
Clorox Co.	2,000	97,760
Personal Products 0.5%
Avon Products, Inc.	4,700	297,604
Energy 1.7%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	3,100	108,748
Oil & Gas 1.5%
ChevronTexaco Corp.	2,300	198,605
Devon Energy Corp.	1,800	101,628
ExxonMobil Corp.	15,956	650,845
		951,078
Financials 5.9%
Banks 1.5%
Bank of America Corp.	5,300	431,738
Mellon Financial Corp.	4,600	150,466
US Bancorp.	5,100	144,177
Wachovia Corp.	4,300	198,832
		925,213
Diversified Financial Services 2.9%
Citigroup, Inc.	16,033	793,313
Fannie Mae	1,900	146,490
Lehman Brothers Holdings, Inc.	3,100	254,510
Morgan Stanley	11,500	669,415
		1,863,728
Insurance 1.5%
AMBAC Financial Group, Inc.	2,000	149,540
American International Group, Inc.	4,925	342,041
Hartford Financial Services Group, Inc.	3,600	231,624
MetLife, Inc.	6,600	221,430
		944,635
Health Care 4.4%
Biotechnology 0.7%
Amgen, Inc.	7,000	451,430
Health Care Equipment & Supplies 0.8%
Biomet, Inc.	6,200	239,692
Guidant Corp.	3,800	242,744
		482,436
Health Care Providers & Services 0.4%
Caremark Rx, Inc.*	6,100	163,175
WellPoint Health Networks, Inc.*	1,000	105,000
		268,175
Pharmaceuticals 2.5%
Allergan, Inc.	1,200	99,420
Eli Lilly & Co.	3,500	238,140
Johnson & Johnson	7,060	377,145
Pfizer, Inc.	17,650	646,520
Wyeth	4,200	171,990
		1,533,215
Industrials 4.1%
Aerospace & Defense 1.3%
Honeywell International, Inc.	6,600	238,392
United Technologies Corp.	6,200	592,348
		830,740
Industrial Conglomerates 1.9%
3M Co.	5,500	434,995
General Electric Co.	22,000	739,860
		1,174,855
Machinery 0.9%
Deere & Co.	3,400	212,840
Parker-Hannifin Corp.	6,400	351,936
		564,776
Information Technology 6.9%
Communications Equipment 1.2%
Cisco Systems, Inc.	20,900	535,876
Nokia Oyj (ADR)	11,300	233,458
		769,334
Computers & Peripherals 1.7%
Dell, Inc.*	6,100	204,167
EMC Corp.*	26,600	373,464
International Business Machines Corp.	3,950	391,959
Lexmark International, Inc.*	1,500	124,335
		1,093,925
Internet Software & Services 0.2%
Yahoo!, Inc.*	2,100	98,385
Semiconductors & Semiconductor Equipment 1.5%
Altera Corp.*	11,400	255,246
Intel Corp.	6,400	195,840
Texas Instruments, Inc.	14,900	467,115
		918,201
Software 2.3%
Microsoft Corp.	27,900	771,435
Oracle Corp.*	25,100	346,631
Symantec Corp.*	6,500	252,200
VERITAS Software Corp.*	3,100	101,866
		1,472,132
Materials 0.7%
Chemicals 0.5%
E.I. du Pont de Nemours & Co.	3,400	149,260
Monsanto Co.*	4,500	137,655
		286,915
Paper & Forest Products 0.2%
International Paper Co.	3,700	156,399
Telecommunication Services 1.1%
Diversified Telecommunication Services 0.7%
ALLTEL Corp.	3,600	175,248
Verizon Communications, Inc.	6,400	235,904
		411,152
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	23,600	260,780
Utilities 0.7%
Electric Utilities
Exelon Corp.	3,800	254,524
FPL Group, Inc.	3,100	203,825
		458,349
Total Common Stocks (Cost $14,910,393)		19,775,672

	Principal Amount ($)	Value ($)

US Government Backed 68.2%
US Treasury STRIPs Principal only, 4.875%**, 2/15/2013 (Cost $42,668,743)	63,175,000	42,821,973

	Shares	Value ($)

Cash Equivalents 0.3%
Scudder Cash Management QP Trust 1.09% (b) (Cost $166,160)	166,160	166,160
Total Investment Portfolio - 100.0% (Cost $57,745,296) (a)		62,763,805

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $58,666,734. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $4,097,071. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,408,867 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $311,796.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $57,579,136)	$ 62,597,645
Investment in Scudder Cash Management QP Trust (cost $166,160)	166,160
Total investments in securities, at value (cost $57,745,296)	62,763,805
Receivable for investments sold	69,330
Dividends receivable	12,857
Interest receivable	69
Other assets	1,455
Total assets	62,847,516
Liabilities
Payable for investments purchased	111,100
Payable for Fund shares redeemed	122,696
Accrued management fee	28,720
Other accrued expenses and payables	88,799
Total liabilities	351,315
Net assets, at value	$ 62,496,201
Net Assets
Net assets consist of: Undistributed net investment income	618,229
Net unrealized appreciation (depreciation) on investments	5,018,509
Accumulated net realized gain (loss)	(4,824,070)
Paid-in capital	61,683,533
Net assets, at value	$ 62,496,201
Net Asset Value
Net asset value and redemption price per share ($62,496,201 / 7,009,984 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 136,301
Interest	926,714
Interest - Scudder Cash Management QP Trust	443
Total Income	1,063,458
Expenses: Management fee	156,552
Administrative fee	20,661
Distribution service fees	78,276
Services to shareholders	33,103
Custodian fees	3,494
Reports to shareholders	7,219
Legal	3,659
Auditing	9,839
Trustees' fees and expenses	7,774
Other	7,488
Total expenses, before expense reductions	328,065
Expense reductions	(4)
Total expenses, after expense reductions	328,061
Net investment income (loss)	735,397
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	392,656
Net unrealized appreciation (depreciation) during the period on investments	4,130,256
Net gain (loss) on investment transactions	4,522,912
Net increase (decrease) in net assets resulting from operations	$ 5,258,309

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ 735,397	$ 1,222,758
Net realized gain (loss) on investment transactions	392,656	(3,916,233)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,130,256	2,209,499
Net increase (decrease) in net assets resulting from operations	5,258,309	(483,976)
Distributions to shareholders from: Net investment income	(1,192,092)	(1,327,729)
Fund share transactions: Proceeds from shares sold	-	6,594,600
Reinvestment of distributions	1,147,122	1,278,431
Cost of shares redeemed	(4,025,077)	(19,539,495)
Net increase (decrease) in net assets from Fund share transactions	(2,877,955)	(11,666,464)
Increase (decrease) in net assets	1,188,262	(13,478,169)
Net assets at beginning of period	61,307,939	74,786,108
Net assets at end of period (including undistributed net investment income of $618,229 and $1,074,924, respectively)	$ 62,496,201	$ 61,307,939
Other Information
Shares outstanding at beginning of period	7,339,304	8,768,318
Shares sold	-	772,449
Shares issued to shareholders in reinvestment of distributions	132,614	154,961
Shares redeemed	(461,934)	(2,356,424)
Net increase (decrease) in Fund shares	(329,320)	(1,429,014)
Shares outstanding at end of period	7,009,984	7,339,304

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.35	$ 8.53	$ 9.54	$ 11.08	$ 10.79	$ 10.68
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.16	.15	.29	.28	.29
Net realized and unrealized gain (loss) on investment transactions	.64	(.18)	(.82)	(.74)	.71	.77
Total from investment operations	.74	(.02)	(.67)	(.45)	.99	1.06
Less distributions from: Net investment income	(.17)	(.16)	(.20)	(.31)	(.31)	(.33)
Net realized gains on investment transactions	-	-	(.14)	(.78)	(.39)	(.62)
Total distributions	(.17)	(.16)	(.34)	(1.09)	(.70)	(.95)
Net asset value, end of period	$ 8.92	$ 8.35	$ 8.53	$ 9.54	$ 11.08	$ 10.79
Total Return (%)[c]	8.93**	(.21)	(7.18)	(4.12)	9.41	10.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	61	75	93	109	121
Ratio of expenses before expense reductions (%)	1.05*	.97	.95	1.00[d]	.98	1.03
Ratio of expenses after expense reductions (%)	1.05*	.97	.95	.98[d]	.97	1.03
Ratio of net investment income (loss) (%)	2.34*	1.83	1.64	2.84	2.61	2.71
Portfolio turnover rate (%)	12*	87	102	47	82	36
[a] For the six months ended January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .97% and .97%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Target 2013 Fund (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (February 15, 2013) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc., ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $2,299,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($1,035,000) and July 31, 2011 ($1,264,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $1,813,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term instruments) aggregated $3,637,219 and $7,784,369, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

For the period from August 1, 2003 through September 30, 2003, the Administrative Fee was $20,661. The Administrative Agreement between the Advisor and the Fund was terminated effective September 30, 2003 and the Fund will bear the cost of those expenses formerly covered under the Administration Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Funds' transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through January 31, 2004, the amount charged to the Fund by SISC aggregated $33,103, all of which is unpaid at January 31, 2004.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was $78,276 of which $28,279 is unpaid at January 31, 2004, which was equivalent to an annualized effective rate of 0.25% of the Fund's average daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the
"QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. For the period ended January 31, 2004, the Fund's custody expenses were reduced by $4 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assetsunder the agreement.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KRFDX
CUSIP Number	81123E 408
Fund Number	54

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Target 2013 Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Target 2013 Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------